This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

                                     (logo)



                                     (logo)

                              THE JAPAN FUND, INC.

                                  Annual Report

                                December 31, 1998



                         A pure no-load(TM) mutual fund


                        Scudder Kemper Investments, Inc.
                               Investment Manager

                              THE JAPAN FUND, INC.
               CONTENTS



    Portfolio Management Discussion ...............................    3
     Reviews the period's investing strategies, financial markets, and economic conditions

    Performance Update .............................................   7

    Portfolio Summary .............................................    8

    Investment Portfolio ..........................................    9
     Itemized list of your Fund's portfolio holdings

    Financial Statements ..........................................   14

    Financial Highlights ..........................................   17

    Notes to Financial Statements .................................   18

    Report of Independent Accountants .............................   23

    Tax Information ...............................................   24

    Stockholder Meeting Results ...................................   25

    Officers and Directors ........................................   27

    How to Contact The Japan Fund ............................Back cover

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     In a year when many global equity markets encountered stormy weather, Japanese stocks continued to flounder because of a weakening economy and ongoing problems in the banking sector. Despite this difficult environment, The Japan Fund posted a stellar 24.29% return for the twelve months ended December 31, outpacing the 7.71% U.S. dollar return of the Topix (Tokyo Stock Exchange Price Index). Compared to its peers, the Fund was ranked third out of 34 Japanese funds tracked by Lipper Analytical Services^1 in the period, beating the 8.17% average return of comparable funds by a wide margin. We believe that this strong relative performance can be attributed to a strategy of managing risk, seeking "quality value," and positioning the Fund to withstand continued difficulties in the macroeconomic environment.

                             Investment Environment

     Although some bright spots began to emerge in 1998, conditions for Japanese stocks remained generally unfavorable. For most of the year, the continued deterioration of the economy weighed heavily on market performance. Projections for growth were consistently revised downward as consumers' tendency to save rather than spend inhibited the government's efforts to get the economy back on track. On the corporate level, further reductions in capital spending helped to push the unemployment rate to a record high of 4.4%. The poor economic health of Japan's neighbors has exacerbated the problem by softening demand for exports and flooding the region with excess supply. As a consequence, Japan is suffering from a harmful deflationary trend that even a large-scale monetary stimulus has so far been unable to reverse. Similarly, government attempts to boost the economy by using fiscal stimuli, such as public works spending, have so far provided only a minimal benefit.

     In reaction to this negative environment, the value of the yen plunged in the first half of the year, before reversing dramatically after August. The currency, which began the year at

--------------------------------------------------------------------------------
^1 The 1-, 5-, and 10-year average annual returns for the period ended December 31, 1998, were 24.29%, -1.05%, and -.62%, respectively. In the rankings calculated by Lipper Analytical Services, the Fund finished third out of 34 comparable funds for one year, second out of 9 funds for five years, and second out of three funds for ten years. Past performance is not indicative of future results.

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

130.58 (Y)/$, fell to a low of 147.26 (Y)/$, and closed the year at 113.60
(Y)/$. As a result, Fund shareholders benefited from the increase in the U.S. dollar value of the Fund's holdings. While short-term currency movements can have a significant impact on the Fund's share price, we did not seek to hedge or make bets on the exchange rate. Instead, we strive to mitigate currency risk through diversification and superior individual stock selection.

                      Mixed Progress in the Private Sector

     The poor condition of the banking sector, which is the fundamental reason for the extended duration of Japan's crisis, continues to plague the economy. In the ongoing process of writing off bad loans and taking write-downs on their equity holdings, banks have been forced to shrink their loan base in kind. As they recall loans or become more stringent in issuing new loans, borrowers' ability to finance new purchases and investments is curtailed, thereby perpetuating the "liquidity crunch" that has paralyzed the economy. While the government has earmarked 60 trillion yen to recapitalize the banking system, the percentage of these funds that will actually be allocated for this purpose when it is time to implement this rescue plan in 1999 is uncertain.

     The most encouraging development in Japan has been the willingness of public companies to undertake the difficult process of restructuring. Traditionally, Japanese businesses have operated under a set of rules characterized by archaic accounting practices, low returns on capital, and an emphasis on lifetime employment at the expense of shareholder interests. Spurred by the weak economy, managements are now much more receptive to the philosophy of maximizing shareholder returns through restructuring and share buybacks. The paradigm shift in Japanese corporate management has gained momentum in 1998, as some of the largest and most traditional companies, such as Tokyo Electric Power, Toshiba, Sumitomo Bank, and Nippon Steel have begun to focus on asset efficiency, returns, and shareholder value. The unraveling of cross-holdings and the rising number of joint ventures with foreign companies are also highly positive signs for the future. Although a large number of firms are still mired in the old ways of doing business, many Japanese corporations have finally started to retool for the new global economy.

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

                               Investment Strategy

     Our strategy is to invest in well managed companies that are positioned for positive change. By focusing on stocks that have been able to generate growth internally, we have been able to mitigate the fluctuations associated with exogenous macroeconomic factors. In order to minimize such risks, we have emphasized scenario risk management, which we utilize to position the Fund against unexpected changes in the investment environment, and valuation risk control, which we employ to determine sector weightings and price targets. When selecting individual companies, we seek "quality value," which describes a firm whose stock price is low despite the existence of a catalyst for strong future growth. Specifically, we focus on companies with progressive managements, large cash reserves, secure balance sheets, strong competitive positions, and favorable measures of valuation. In order to further reduce risk, we diversify the portfolio among global companies that are demonstrating a focus on shareholder orientation, future blue chips that are expected to generate returns through their long growth horizons, and domestic value stocks, for which the pertinent issues are an improving business focus, capital efficiency, and shareholders' increasing share of the corporate wealth.

     In 1998, these criteria prompted us to emphasize the service and pharmaceutical sectors, which held up relatively well even when the broader market was falling in the third quarter. These industries are characterized by significant free cash flow generation, internally driven growth, and attractive valuations. The majority of the companies in the banking sector, conversely, are strapped for cash and reliant upon public funds to maintain operations, causing us to avoid this sector entirely. While the Fund owns a large position in financial stocks, all of these holdings are in investment banks and non-banks. We have also taken steps to reduce exposure to the U.S. economy by underweighting automobile stocks and cutting back on technology companies that are sensitive to U.S. demand.

     The Fund's strategy is illustrated by its holding in Nidec, a manufacturer of small motor technology that is used in hard disk drives in servers and personal computers. The lowest cost producer in its sector, Nidec is leveraging its technological expertise to enter other markets for small motors, such as automobiles and consumer electronics. Its strong balance sheet and diversified

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

operations should allow it to perform well even if the economy continues to flounder. By virtue of its sound strategy and potential for strong growth, we have placed Nidec in the "future blue chip" category.

     Toshiba, the number 11 holding in The Japan Fund, demonstrates our focus on companies with catalysts for significant future earnings growth. Toshiba is well positioned as the number one producer of notebook PC's in the world, but more importantly, it is poised to capitalize on this position following the restructuring that has been undertaken by the new management team. By closing or merging unprofitable segments and choosing to make shareholder interests its primary concern, Toshiba's management is demonstrating a commitment to streamlining the company so it may better compete in the new economy. We expect this focus to translate into significantly stronger earnings growth in the next two to three years.

                                     Outlook

     Looking forward to the year ahead, our underlying investment thesis on Japan remains largely unchanged. We believe that the Japanese stock market offers a considerable value potential from sales, assets, and cashflow viewpoints, and that the shift in managements' approach to profit and shareholder orientation will be the catalyst for unlocking value. Although macroeconomic issues such as deflationary pressure, yen volatility, and a possible U.S. slowdown continue to present risks to the Japanese equity market, the possibility exists that these events have been largely discounted into stock prices. In this environment, we will continue to position the Fund to benefit from companies that offer quality value. Although the economic outlook for 1999 remains uncertain, we believe that significant opportunities exist in companies whose management teams have recognized the need for fundamental change.

Sincerely,

/s/Lynn Birdsong         /s/Henry Rosovsky

Lynn Birdsong,           Henry Rosovsky,
President                Chairman


                                 The Japan Fund:
                          A Team Approach to Investing

     The Japan Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

     Lead Portfolio Manager Seung Kwak assumed responsibility for the Fund's investment strategy and daily operation in 1994 and has been a member of the portfolio management team since 1989. Mr. Kwak has directed our Tokyo-based research effort since he joined the Adviser in 1988. Elizabeth J. Allan, Portfolio Manager, helps set the Fund's general investment strategy. Ms. Allan has contributed her expertise to the management of the Fund since she joined the Adviser in 1987 and has 16 years of Pacific Basin research and investing experience.

                              THE JAPAN FUND, INC.
                   PERFORMANCE UPDATE as of December 31, 1998

-------------------------------------
The Japan Fund, Inc.
-------------------------------------
                      Total Return
 Period     Growth ------------------
 Ended        of     Cumu-   Average
12/31/98   $10,000  lative    Annual
-------------------------------------
 1 Year    $12,429   24.29%   24.29%
 5 Year    $ 9,484   -5.16%   -1.05%
10 Year    $ 9,398   -6.02%    -.62%
-------------------------------------

-------------------------------------
TOPIX
-------------------------------------
                      Total Return
 Period     Growth ------------------
 Ended        of     Cumu-   Average
12/31/98   $10,000  lative    Annual
-------------------------------------
 1 Year    $10,771    7.71%    7.71%
 5 Year    $ 7,789  -22.11%   -4.87%
10 Year    $ 5,530  -44.70%   -5.75%
-------------------------------------


------------------------------
GROWTH OF A $10,000 INVESTMENT
------------------------------

Yearly Periods ended December 31

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                  TOPIX         The Japan Fund, Inc.
                  -----         --------------------
        '88      $10,000             $10,000
        '89       10,680              11,163
        '90        6,848               9,336
        '91        7,423               9,627
        '92        5,722               8,015
        '93        7,100               9,910
        '94        8,659              10,904
        '95        8,547               9,915
        '96        7,136               8,833
        '97        5,135               7,561
        '98        5,530               9,398

The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
RETURNS AND PER SHARE INFORMATION
---------------------------------

Yearly periods ended December 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

                           1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                          ------------------------------------------------------------------------------
Net Asset Value ........  $14.27  $10.76  $10.69  $ 8.90  $10.33  $10.50  $ 9.44  $ 8.33  $ 6.77  $ 8.33
Income Dividends .......  $  .08  $  .09  $   --  $   --  $  .28  $   --  $   --  $  .08  $  .37  $  .08
Capital Gains
Distributions ..........  $ 3.59  $ 1.10  $  .41  $   --  $  .39  $  .85  $  .11  $   --  $   --  $   --
Fund Total Return (%) ..   11.63  -16.36    3.11  -16.74   23.64   10.03   -9.07  -10.92  -14.40   24.29
Index Total Return (%) .    6.79  -35.88    8.39  -22.92   24.07   21.96   -1.29  -16.51  -28.05    7.71

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                              THE JAPAN FUND, INC.
                    PORTFOLIO SUMMARY as of December 31, 1998

----------------
Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

Equity Holdings             95%
Cash Equivalents             5%
                          -----
                           100%
                          =====

The Fund remains almost fully invested in Japanese equities.


-----------------------------------------------------
Sector Diversification (Excludes 5% Cash Equivalents)
-----------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

Manufacturing               18%
Consumer Discretionary      15%
Technology                  13%
Service Industries          13%
Financial                    9%
Consumer Staples             7%
Communications               7%
Construction                 7%
Health                       5%
Other                        6%
                          -----
                           100%
                          =====

Our focus on companies with strong cash flows led us to underweight financial stocks and increase our positions in the service and pharmaceutical sectors.


----------------------------------------------
Ten Largest Equity Holdings (32% of Portfolio)
----------------------------------------------

1.   Shimano Inc. Top global producer of bicycle parts
2. Nidec Corp. Top global manufacturer of small-scale motors for hard disc drives
3. Fujitsu Support and Service Inc. Provider of information services and support for computer network systems
4.   Benesse Corp. Provider of educational services, publisher of software
5.   Yamanouchi Pharmaceutical Co., Ltd. Leading manufacturer of ethical drugs
6.   York-Benimaru Co., Ltd. Regional chain store operator
7. NTT Mobile Communication Network, Inc. Provider of various telecommunication services and equipment
8.   Fujitsu Ltd. Leading manufacturer of computers
9.   Nikko Securities Co., Ltd. Leading securities broker and dealer
10.  Nippon Telegraph & Telephone Corp. Leading telecommunications company

Top holdings reflect an emphasis on companies whose stock prices are low despite strong fundamentals.

--------------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                                                                                                      Principal         Market
                                                                                                     Amount (b)        Value ($)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.3%
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/98 at 5% to be repurchased on 1/4/1999 at $8,007,446 collateralized by a $5,541,000 U.S.
    Treasury Bond, 8.875%, 2/15/2019 (Cost $8,003,000) .........................................     8,003,000         8,003,000
                                                                                                                    ------------
SHORT TERM NOTES 2.0%
--------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 3.57%*, 1/4/1999 (Cost $7,107,216) ...........................     7,110,000         7,110,000
                                                                                                                    ------------
U. S. GOVERNMENT & AGENCIES 0.4%
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill, 1/7/1999 (Cost $1,348,832) .................................................     1,350,000         1,348,832
                                                                                                                    ------------
CONVERTIBLE BONDS 1.1%
--------------------------------------------------------------------------------------------------------------------------------
Manufacturing 0.4%
Office Equipment/Supplies 0.4%
Ricoh Co., Ltd., 1.5%, 3/29/2002 ............................................................JPY   123,000,000         1,247,100
                                                                                                                    ------------
Technology 0.7%
Electronic Data Processing 0.6%
Fujitsu Ltd., 1.95%, 3/31/2003 ..............................................................JPY   162,000,000         2,194,811
                                                                                                                    ------------
Semiconductors 0.1%
Tokyo Electron Ltd., 0.9%, 9/30/2003 ........................................................JPY    16,000,000           194,103
                                                                                                                    ------------
Total Convertible Bonds (Cost $3,235,872)                                                                              3,636,014
                                                                                                                    ------------

COMMON STOCKS 94.2%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Shares
                                                                                                   ------------
Consumer Discretionary 13.8%
Department & Chain Stores 2.9%
York-Benimaru Co., Ltd. ........................................................................       316,400        10,058,231
                                                                                                                    ------------
Home Furnishings 0.5%
Sangetsu Co., Ltd. .............................................................................       108,000         1,616,222
                                                                                                                    ------------
Recreational Products 5.3%
Bandai Co., Ltd. ...............................................................................       223,000         2,172,142
Nintendo Co., Ltd. .............................................................................        33,600         3,257,947
Shimano Inc. ...................................................................................       507,000        13,086,912
                                                                                                                    ------------
                                                                                                                      18,517,001
                                                                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                                                                                                                        Market
                                                                                                      Shares           Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Restaurants 1.3%
Genki Sushi Co., Ltd. (c) ......................................................................        92,000         1,026,477
Yoshinoya D&C Co., Ltd. ........................................................................           320         3,485,345
                                                                                                                    ------------
                                                                                                                       4,511,822
                                                                                                                    ------------
Specialty Retail 3.8%
Fast Retailing Co., Ltd. .......................................................................       168,300         2,977,627
Senshukai ......................................................................................       754,000         5,454,866
Shimachu Co., Ltd. .............................................................................       245,300         4,887,320
                                                                                                                    ------------
                                                                                                                      13,319,813
                                                                                                                    ------------
Consumer Staples 6.8%
Consumer Electronic & Photographic Products 0.8%
Fuji Photo Film Co., Ltd. ......................................................................        72,000         2,677,765
                                                                                                                    ------------
Food & Beverage 2.6%
Fujicco Co., Ltd. ..............................................................................       285,000         4,744,532
Rock Field Co., Ltd. ...........................................................................       217,000         4,227,398
                                                                                                                    ------------
                                                                                                                       8,971,930
                                                                                                                    ------------
Package Goods/Cosmetics 2.3%
Uni-Charm Co., Ltd. ............................................................................       171,000         8,025,325
                                                                                                                    ------------
Textiles 1.1%
Gunze, Ltd. ....................................................................................     1,678,000         4,041,583
                                                                                                                    ------------
Health 5.0%
Medical Supply & Specialty 1.4%
Terumo Corporation .............................................................................       199,000         4,687,328
                                                                                                                    ------------
Pharmaceuticals 3.6%
Yamanouchi Pharmaceutical Co., Ltd. ............................................................       390,000        12,570,619
                                                                                                                    ------------
Communications 6.4%
Telephone/Communications
Hikari Tsushin, Inc. ...........................................................................        56,700         3,489,463
NTT Mobile Communication Network, Inc. .........................................................           244        10,046,932
Nippon Telegraph & Telephone Corp. .............................................................         1,129         8,717,684
                                                                                                                    ------------
                                                                                                                      22,254,079
                                                                                                                    ------------
Financial 8.5%
Other Financial Companies
Daiwa Securities Co., Ltd. .....................................................................     2,495,000         8,528,026
Jafco Co., Ltd. ................................................................................       156,000         4,227,043
Nichiei Co., Ltd. ..............................................................................         8,500           677,411

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                                                                                                                        Market
                                                                                                      Shares           Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Nikko Securities Co., Ltd. .....................................................................     3,283,000         9,157,398
Orix Corp. .....................................................................................        83,000         6,203,135
Shohkoh Fund & Co., Ltd. .......................................................................         1,980           638,201
                                                                                                                    ------------
                                                                                                                      29,431,214
                                                                                                                    ------------
Service Industries 12.1%
Environmental Services 1.2%
Sanix Inc. .....................................................................................       177,500         4,322,368
                                                                                                                    ------------
Miscellaneous Commercial Services 5.7%
Fujitsu Support and Service Inc. ...............................................................       179,000        12,918,179
Secom Co., Ltd. ................................................................................        84,000         6,962,189
                                                                                                                    ------------
                                                                                                                      19,880,368
                                                                                                                    ------------
Printing/Publishing 5.2%
Benesse Corp. ..................................................................................       235,300        12,730,745
Toppan Forms Co., Ltd. .........................................................................       291,000         5,179,403
                                                                                                                    ------------
                                                                                                                      17,910,148
                                                                                                                    ------------
Durables 2.5%
Automobiles 0.5%
ShinMaywa Industries, Ltd. .....................................................................     1,010,000         1,815,549
                                                                                                                    ------------
Telecommunications Equipment 2.0%
Matsushita Communication Industrial Co., Ltd. ..................................................       145,000         6,843,620
                                                                                                                    ------------
Manufacturing 17.0%
Chemicals 1.6%
Shin-Etsu Chemical Co., Ltd. ...................................................................       237,000         5,708,315
                                                                                                                    ------------
Containers & Paper 1.2%
Hokuetsu Paper Mills, Ltd. .....................................................................       916,000         4,242,168
                                                                                                                    ------------
Electrical Products 2.4%
Toshiba Corp. ..................................................................................     1,364,000         8,128,681
                                                                                                                    ------------
Industrial Specialty 6.2%
Asahi Glass Co., Ltd. ..........................................................................     1,084,000         6,728,805
NHK Spring Co., Ltd. ...........................................................................     1,934,000         7,278,403
NTN Corp. ......................................................................................       804,000         2,591,481
Teijin Ltd. ....................................................................................     1,312,000         4,833,012
                                                                                                                    ------------
                                                                                                                      21,431,701
                                                                                                                    ------------
Machinery/Components/Controls 1.4%
Minebea Co., Ltd. ..............................................................................       319,000         3,655,238
NSK Ltd. .......................................................................................       353,000         1,319,100
                                                                                                                    ------------
                                                                                                                       4,974,338
                                                                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                                                                                                                        Market
                                                                                                      Shares           Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Office Equipment/Supplies 4.2%
Canon Chemicals, Inc. ..........................................................................       425,700         4,335,031
Canon Inc. .....................................................................................       216,000         4,619,145
Ricoh Co., Ltd. ................................................................................       612,000         5,646,896
                                                                                                                    ------------
                                                                                                                      14,601,072
                                                                                                                    ------------
Technology 11.6%
Diverse Electronic Products 2.0%
Matsushita Electric Industrial Co., Ltd. .......................................................       384,000         6,797,273
                                                                                                                    ------------
Electronic Components/Distributors 5.5%
Murata Manufacturing Co., Ltd. .................................................................       148,000         6,146,462
Nidec Corp. ....................................................................................       105,700        12,944,576
                                                                                                                    ------------
                                                                                                                      19,091,038
                                                                                                                    ------------
Electronic Data Processing 2.2%
Fujitsu Ltd. ...................................................................................       572,000         7,622,952
                                                                                                                    ------------
Semiconductors 1.9%
Tokyo Electron Ltd. ............................................................................       171,000         6,495,971
                                                                                                                    ------------
Construction 6.2%
Building Materials 2.3%
Sumitomo Osaka Cement Co., Ltd. ................................................................     1,607,000         3,002,541
Taiheiyo Cement Corp. ..........................................................................     1,998,000         5,006,942
                                                                                                                    ------------
                                                                                                                       8,009,483
                                                                                                                    ------------
Homebuilding 3.9%
Daito Trust Construction Co., Ltd. .............................................................       723,500         6,272,084
Sekisui House, Ltd. ............................................................................       694,000         7,343,753
                                                                                                                    ------------
                                                                                                                      13,615,837
                                                                                                                    ------------
Utilities 4.3%
Electric Utilities
Kyushu Electric Power Co. ......................................................................       392,700         7,476,357
Tokyo Electric Power Co. .......................................................................       303,100         7,488,259
                                                                                                                    ------------
                                                                                                                      14,964,616
                                                                                                                    ------------
Total Common Stocks (Cost $320,682,138)                                                                              327,138,430
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $340,377,058) (a) ...................................                    $347,236,276
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $341,278,588. At December 31, 1998, net unrealized appreciation for all securities based on tax cost was $5,957,688. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $54,526,266 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $48,568,578.

 (b)   Principal amount stated in U.S. dollars unless otherwise noted.

 (c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,026,477 (.30% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1998 aggregated $2,152,392. These securities may also have certain restrictions as to resale.

 Currency Abbreviations
 ----------------------------------------------------------------------------
 JPY        Japanese Yen

  *    Annualized yield at time of purchase, not a coupon rate. (Unaudited)

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $340,377,058) ...............    $    347,236,276
Cash ................................................................               1,089
Foreign currency holdings, at market (identified
    cost $494,363) ..................................................             502,635
Receivable for investments sold .....................................           1,233,820
Receivable for fund shares sold .....................................           1,090,989
Dividends and interest receivable ...................................              78,698
Other assets ........................................................               8,017
                                                                         ----------------
Total assets ........................................................         350,151,524

Liabilities
Payable for fund shares redeemed ....................................           2,242,070
Accrued management fee ..............................................             223,322
Other payables and accrued expenses .................................             560,491
                                                                         ----------------
Total liabilities ...................................................           3,025,883
                                                                         ----------------
Net assets, at market value .........................................    $    347,125,641
                                                                         ================
Net Assets
Net assets consist of:
Accumulated distributions in excess of net investment income ........    $       (256,142)
Net unrealized appreciation (depreciation) on:
    Investments .....................................................           6,859,218
    Foreign currency related transactions ...........................              15,072
Accumulated net realized loss .......................................         (64,292,005)
Paid-in capital .....................................................         404,799,498
                                                                         ----------------
Net assets, at market value .........................................    $    347,125,641
                                                                         ================
Net asset value, offering and redemption price per share
    ($347,125,641 / 41,668,266 outstanding shares of capital
    stock, $.333 par value, 600,000,000 shares authorized) ..........               $8.33
                                                                                    =====

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of withholding taxes of $384,508) ............................       $    2,229,115
Interest (net of withholding taxes of $5,990) ...............................            1,183,844
                                                                                    --------------
                                                                                         3,412,959
Expenses:
Management fee ..............................................................            2,385,341
Shareholder and Transfer Agent services .....................................              602,330
Directors fees and expenses .................................................              206,665
Custodian and accounting fees ...............................................              265,920
Reports to shareholders .....................................................              158,821
Legal .......................................................................               85,582
Auditing ....................................................................               64,500
Registration fees ...........................................................               46,439
Other .......................................................................               24,766
                                                                                    --------------
                                                                                         3,840,364
                                                                                    --------------
Net investment income (loss) ................................................             (427,405)
                                                                                    --------------
Net realized and unrealized gain (loss) on investment
   transactions
Net realized gain (loss) from:
Investments .................................................................          (22,454,026)
Futures .....................................................................             (234,174)
Foreign currency related transactions .......................................              (90,594)
                                                                                    --------------
                                                                                       (22,778,794)
                                                                                    --------------
Net unrealized appreciation (depreciation) during the period on:
Investments .................................................................           93,976,203
Foreign currency related transactions .......................................               (4,858)
                                                                                    --------------
                                                                                        93,971,345
                                                                                    --------------
Net gain (loss) on investment transactions ..................................           71,192,551
                                                                                    --------------
Net increase (decrease) in net assets resulting from
   operations ...............................................................       $   70,765,146
                                                                                    ==============

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Years Ended December 31,
Increase (Decrease) in Net Assets                                   1998                1997
---------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................           (427,405)       $ (1,459,070)
Net realized gain (loss) from investment
    transactions ........................................        (22,778,794)         21,214,707
Net unrealized appreciation (depreciation) on
    investment transactions during the period ...........         93,971,345         (56,888,094)
                                                             ---------------     ---------------
Net increase (decrease) in net assets resulting
    from operations .....................................         70,765,146         (37,132,457)
                                                             ---------------     ---------------
Distributions to shareholders:
In excess of net investment income ......................         (3,176,155)        (14,966,112)
                                                             ---------------     ---------------
Total distributions to shareholders .....................         (3,176,155)        (14,966,112)
                                                             ---------------     ---------------
Fund share transactions:
Proceeds from shares sold ...............................        657,707,572         359,886,210
Net asset value of shares issued to shareholders
   in reinvestment of distributions .....................          2,709,032          12,571,505
Cost of shares redeemed .................................       (646,061,885)       (441,141,177)
                                                             ---------------     ---------------
Net increase (decrease) in net assets from Fund
    share transactions ..................................         14,354,719         (68,683,462)
                                                             ---------------     ---------------
Increase (decrease) in net assets .......................         81,943,710        (120,782,031)
Net assets at beginning of period .......................        265,181,931         385,963,962
                                                             ---------------     ---------------
Net assets at end of period (including
    accumulated distributions in excess of net
    investment income of $256,142 and
    undistributed net investment income of
    $2,596,688, respectively) ...........................       $347,125,641        $265,181,931
                                                             ===============     ===============
Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period ...............         39,174,523          46,358,011
                                                             ---------------     ---------------
Shares sold .............................................         90,183,280          43,064,968
Shares issued to shareholders in reinvestment of
    distributions .......................................            367,077           1,805,563
Shares redeemed .........................................        (88,056,614)        (52,054,019)
                                                             ---------------     ---------------
Net increase (decrease) in Fund shares ..................          2,493,743          (7,183,488)
                                                             ---------------     ---------------
Shares outstanding at end of period .....................         41,668,266          39,174,523
                                                             ===============     ===============

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                      Years Ended December 31,
                                                               --------------------------------------------------------------------
                                                                  1998(a)       1997(a)       1996(a)        1995        1994(a)
                                                               --------------------------------------------------------------------
Net asset value, beginning of period ..........................  $   6.77      $   8.33      $   9.44     $  10.50      $  10.33
                                                                 --------      --------      --------     --------      --------
Income from investment operations:
Net investment income (loss) ..................................      (.01)         (.03)         (.03)        (.01)         (.05)
Net realized and unrealized gain (loss) on investments ........      1.65         (1.16)        (1.00)        (.94)         1.07
                                                                 --------      --------      --------     --------      --------
Total from investment operations ..............................      1.64         (1.19)        (1.03)        (.95)         1.02
                                                                 --------      --------      --------     --------      --------
Less distributions:
In excess of net investment income ............................      (.08)         (.37)         (.08)          --            --
From net realized gains on investment transactions ............        --            --            --           --          (.80)
In excess of net realized gains ...............................        --            --            --         (.11)         (.05)
                                                                 --------      --------      --------     --------      --------
Total distributions ...........................................      (.08)         (.37)         (.08)        (.11)         (.85)
                                                                 --------      --------      --------     --------      --------
Net asset value, end of period ................................  $   8.33      $   6.77      $   8.33     $   9.44      $  10.50
                                                                 ========      ========      ========     ========      ========
Total Return (%) ..............................................     24.29        (14.40)      (10.92)        (9.07)        10.03
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................       347           265           386          549           586
Ratio of operating expenses to average daily net assets (%) ...      1.26          1.21          1.16         1.21          1.08
Ratio of net investment income (loss) to average daily net
  assets (%) ..................................................      (.14)         (.38)         (.34)        (.24)         (.40)
Portfolio turnover rate (%) ...................................      90.4          96.4          72.6         69.9          74.3

(a) Based on monthly average shares outstanding during the period.

                              THE JAPAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

A. Significant Accounting Policies
--------------------------------------------------------------------------------
The Japan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on an exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities traded in the over-the-counter market are valued at the most recent sale price on such market. If no sale occurred in the over-the-counter market, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the

                              THE JAPAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

          (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. No provision for United States income taxes has been made since it is the Fund's policy to comply with provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies. Under the United States-Japan tax treaty, Japan imposes a

                              THE JAPAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese tax on capital gains.

At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $59,392,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2003 ($23,266,000), December 31, 2004 ($7,417,000), December 31, 2005
($5,135,000) and December 31, 2006 ($23,574,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1998 through December 31, 1998, the Fund incurred approximately $4,002,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1999.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Acquisition discount and original issue discount are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities
--------------------------------------------------------------------------------
For the year ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $259,538,234 and $257,367,518, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1998 was $81,950,664.

                              THE JAPAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

C. Related Parties
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such assets, 0.70% of the next $300,000,000 of such assets and 0.65% of such net assets in excess of $600,000,000 computed and accrued daily and paid monthly. For the year ended December 31, 1998, the fee pursuant to these agreements amounted to $2,385,341, of which $223,322 is unpaid at December 31, 1998. This was equivalent to an annual effective rate of .78% of the Fund's average daily net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Directors and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SSC aggregated $449,440, of which $36,929 is unpaid at December 31, 1998.

The Fund pays each of its Directors not affiliated with the Adviser an annual fee plus specified amounts for attended board and committee meetings. For the year ended December 31, 1998, the Directors fees and expenses aggregated $152,174, of which $8,436 is unpaid at December 31, 1998.

D. Directors' Retirement Benefits
--------------------------------------------------------------------------------
Under a retirement program, which became effective January 1, 1992, independent members of the Board of Directors who meet certain criteria become eligible to participate in a defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Directors fees and length of service. For the year ended December 31, 1998, Directors' retirement benefits amounted to $54,491. At December 31, 1998, the Fund has accrued $253,394 for such benefits.

                              THE JAPAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

E. Lines of Credit
--------------------------------------------------------------------------------
The Fund and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                              THE JAPAN FUND, INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and the Board of Directors of The Japan Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 1999

                              THE JAPAN FUND, INC.
                           TAX INFORMATION (Unaudited)

The Fund paid foreign taxes of $390,497 and earned $390,497 of foreign source income during the year ended December 31, 1998. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.01 per share as income earned from foreign sources for the year ended December 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

                              THE JAPAN FUND, INC.
                           STOCKHOLDER MEETING RESULTS


A Special Meeting of Stockholders (the "Meeting") of The Japan Fund, Inc. (the "Fund") was held on December 11, 1998, at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below).

1.    To elect Directors of the Fund.

                                                      Number of Votes:
                                                      ----------------

                      Director                  For                   Withheld
                      --------                  ---                   --------

         Peter Booth                         21,642,873              1,184,699

         William L. Givens                   21,638,643              1,188,929

         William H. Gleysteen, Jr.           21,608,638              1,218,934

         Thomas M. Hout                      21,670,706              1,156,866

         John F. Loughran                    21,670,218              1,157,354

         Yoshihiko Miyauchi                  21,490,110              1,337,462

         William V. Rapp                     21,652,136              1,175,436

         Henry Rosovsky                      21,634,052              1,193,520

         Takeo Shiina                        21,672,774              1,154,798

         O. Robert Theurkauf                 21,682,704              1,144,868

         Hiroshi Yamanaka                    21,608,041              1,219,531


2. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                              Number of Votes:
                              ----------------

         For              Against           Abstain         Broker Non-Votes*
         ---              -------           -------         -----------------

     21,312,849           789,542           725,181                 0

                              THE JAPAN FUND, INC.
                           STOCKHOLDER MEETING RESULTS


3. To approve the revision of the Fund's fundamental lending policy.


                               Number of Votes:
                               ----------------

          For              Against          Abstain         Broker Non-Votes*
          ---              -------          -------         -----------------

      15,803,504          1,534,953         976,070             4,513,045



4. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.



                                 Number of Votes:
                                 ----------------

             For                      Against                    Abstain
             ---                      -------                    -------

         21,703,970                   451,329                    672,273



--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                              THE JAPAN FUND, INC.
                             OFFICERS AND DIRECTORS

Henry Rosovsky
Chairman of the Board and
Director
   Professor Emeritus, Harvard
   University; Professor, Geyser
   University; Director, Corning
   Inc., Paine Webber Group

Lynn Birdsong*
President

Peter Booth
Director
   Senior Vice President;
   Corning Incorporated

William L. Givens
Director
   President, Twain Associates

William H. Gleysteen, Jr.
Director
   Consultant; Guest Scholar,
   Brookings Institute

Thomas M. Hout
Director
   Vice President and Director,
   Boston Consulting Group

John F. Loughran
Director
   Director, The Finisterre Fund

Yoshihiko Miyauchi
Director
   President and CEO, ORIX
   Corporation

William V. Rapp
Director
   Academic Director,
   International Relations, Yale
   University; Senior Research
   Associate, Columbia
   University; Managing
   Director, Rue Associates

Takeo Shiina
Director
   Chairman, President and
   CEO, IBM Japan, Ltd.

O. Robert Theurkauf*
Director

Hiroshi Yamanaka
Director
   Advisor to the Board, The
   Meiji Mutual Life Insurance
   Company; Lifetime Executive
   Director, Japan Association of
   Corporate Executives; Vice
   Chairman, The Security
   Analysts Association of Japan;
   Governor, Board of Governors,
   Tokyo Stock Exchange;
   Auditor, The Bank of
   Tokyo-Mitsubishi, Ltd., The
   Mitsubishi Foundation,
   Mitsubishi Research Institute;
   Director, Kirin Brewery Co.,
   Ltd., Seijo Gakuen; Doctor of
   Commerce, Chuo University

Elizabeth J. Allan*
Vice President

William E. Holzer*
Vice President

Thomas W. Joseph*
Vice President

Seung Kwak*
Vice President

Miyuki Wakatsuki
Vice President
   Manager, Nikko International
   Capital Management Co., Ltd.

Gina Provenzano*
Vice President and Treasurer

Kathryn L. Quirk*
Vice President and Secretary

John R. Hebble*
Assistant Treasurer

Thomas F. McDonough*
Assistant Secretary


HONORARY DIRECTORS

Allan Comrie
   Former Director, The Japan
   Fund, Inc.

Jonathan Mason
   Former Chairman of the Board
   and Director, The Japan Fund, Inc.

James W. Morley
   Professor of Political Science
   Emeritus, Columbia University

Robert G. Stone, Jr.
   Former Chairman of the Board
   and Director, The Japan Fund, Inc.;
   Chairman Emeritus and Director, Kirby
   Corporation

Shoji Umemura
Former Director of The Japan Fund, Inc.
   Board Counselor, The Nikko Securities Co., Ltd.; Counselor, Tokyo Stock Exchange; Advisor, Japan Securities Dealers Association, Association of Tokyo Stock Exchange Regular Members; Director, The Securities Analysts Association of Japan; Advisor, Japan Association of Corporate Executives; Associate Advisor, Tokyo Chamber of Commerce and Industry; Vice President, Japan-Korea Economic Association; Member, Executive Board, Waseda University; Chairman, Congregation, Waseda University


                       * Scudder Kemper Investments, Inc.



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You can call toll free (1-800-343-2890) anytime day or night and get access to automated information regarding transactions in your account as well as The Japan Fund's share price. By using your touch-tone telephone and providing the necessary information (including your account number), you can receive daily updates from this computerized system.

We remind all shareholders that the Fund offers a free dividend reinvestment program. You can obtain additional information about this feature and arrange to have all dividends and capital gain distributions reinvested in additional Fund shares by calling The Japan Fund Service Center at 1-800-53-JAPAN (1-800-535-2726). The Fund typically distributes capital gains twice a year (December and March).


                               HOW TO CONTACT US:

                                 1-800-53-JAPAN

                                 1-800-535-2726
                      (Outside the U.S. call 617-295-1000)

                                 The Japan Fund
                           Shareholder Service Center
                             Two International Place
                                Boston, MA 02110


                        Scudder Kemper Investments, Inc.
                               Investment Manager